UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2015

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2445 M Street, NW, Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-266-5600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2015, The Advisory Board Company (“we” or the “Company”) issued a news release announcing its financial results for the fiscal quarter ended March 31, 2015. A copy of the Company’s news release is furnished as Exhibit 99.1 to this report.

Non-GAAP Financial Measures

The news release presents supplemental measures of our performance that are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America, or “GAAP.” We use non-GAAP financial measures to supplement the financial information presented on a GAAP basis. The non-GAAP financial measures presented in the news release include adjusted revenue, adjusted EBITDA, adjusted net income, non-GAAP earnings per diluted share, adjusted tax rate, and adjusted weighted average common shares outstanding-diluted. For each applicable fiscal period, the news release presents a reconciliation of each of the foregoing historical non-GAAP financial measures to the most directly comparable historical GAAP measure, showing each adjustment made to such GAAP measure to arrive at the corresponding non-GAAP measure. The Company is presenting adjusted tax rate and adjusted weighted average common shares outstanding—diluted for the first time in the news release.

Our management believes that providing information about adjusted revenue, adjusted EBITDA, adjusted net income, non-GAAP earnings per diluted share, adjusted tax rate, and adjusted weighted average common shares outstanding-diluted facilitates an assessment by our investors of the Company’s fundamental operating trends and addresses concerns of management and investors that the various gains and expenses excluded from these measures may obscure such underlying trends. Our management uses these non-GAAP financial measures, together with financial measures prepared in accordance with GAAP, to enhance its understanding of our core operating performance, which represents our views concerning our performance in the ordinary, ongoing, and customary course of our operations. In the future, we are likely to incur income and expenses similar to the items for which the applicable GAAP measures have been adjusted and to report non-GAAP financial measures excluding such items. Accordingly, the exclusion of those and similar items in our non-GAAP presentation should not be interpreted as implying that the items are non-recurring, infrequent, or unusual.

The information about our core operating performance provided by our non-GAAP financial measures is used by management for a variety of purposes. Management uses the non-GAAP financial measures for internal budgeting and other managerial purposes in part because the measures enable management to evaluate projected operating results and make comparative assessments of our performance over time while isolating the effects of items that vary from period to period without any or with limited correlation to core operating performance, such as interest expense and foreign currency exchange rates, periodic costs of certain capitalized tangible and intangible assets, stock-based compensation expense, tax rates, and certain non-cash and special charges. The effects of the foregoing items also vary widely among similar companies, and affect the ability of management and investors to make company-to-company comparisons. In addition, merger and acquisition activity can have inconsistent effects on earnings that are not related to core operating performance due, for instance, to charges relating to acquisition costs, the amortization of acquisition-related intangibles, and fluctuations in the fair value of contingent earn-out liabilities. Companies also exhibit significant variations with respect to capital structure and cost of capital (which affect relative interest expense) and differences in taxation and book depreciation of facilities and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. By eliminating some of the foregoing variations, management believes that the Company’s non-GAAP financial measures allow management and investors to evaluate more effectively the Company’s performance relative to that of its competitors and peer companies. Similarly, our management believes that because of the variety of equity awards used by companies, the varying methodologies for determining both stock-based compensation and stock-based compensation expense among companies, and from period to period, and the subjective assumptions involved in those determinations, excluding stock-based compensation from our non-GAAP financial measures enhances company-to-company comparisons over multiple fiscal periods.

Our non-GAAP measures may be calculated differently from similarly titled measures reported by other companies due to differences in accounting policies and items excluded or included in the adjustments, which limits their usefulness as comparative measures. In addition, there are other limitations associated with the non-GAAP financial measures we use, including the following:

•	the non-GAAP financial measures generally do not reflect depreciation and amortization, and although the assets being depreciated and amortized will in some cases have to be replaced in the future, the measures do not reflect any cash requirements for such replacements;

•	the non-GAAP financial measures do not reflect the expense of equity awards to employees;

•	the non-GAAP financial measures do not reflect the effect of earnings or charges resulting from matters that management considers not indicative of our ongoing operations, but which may recur from year to year; and

•	to the extent that we change our accounting for certain transactions or other items from period to period, our non-GAAP financial measures may not be directly comparable from period to period.

Our management compensates for these limitations by relying primarily on our GAAP results and using the non-GAAP financial measures only as a supplemental measure of our operating performance, and by considering independently the economic effects of the foregoing items that are or are not reflected in the non-GAAP measures. Because of their limitations, our non-GAAP financial measures should be considered by our investors only in addition to financial measures prepared in accordance with GAAP, and should not be considered to be a substitute for, or superior to, the GAAP measures as indicators of operating performance.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following document is herewith furnished as an exhibit to this report.

99.1	News release of The Advisory Board Company dated May 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

May 5, 2015	By:	/s/ Michael T. Kirshbaum
		Name:	Michael T. Kirshbaum
		Title:	Chief Financial Officer and Treasurer (Duly Authorized Officer)

Exhibit Index

Exhibit No.	Description

99.1	News release of The Advisory Board Company dated May 5, 2015.

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